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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-A/A

                                 Amendment No. 1

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           Boykin Lodging Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Ohio                                    34-1824586
--------------------------------------------------------------------------------
(State of incorporation                       (I.R.S. Employer
  or organization)                            Identification No.)

Terminal Tower, Suite 1500,
50 Public Square, Cleveland, Ohio                     44113-2258
--------------------------------------------------------------------------------
(Address of principal                                 (Zip Code)
executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                        Common Shares, without par value
             ------------------------------------------------------
                    (Title of each class to be so registered)

                             New York Stock Exchange
             ------------------------------------------------------
                             (Name of each exchange
                               on which each class
                              is to be registered)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                          ----------------------------
This Amendment No. 1 is being filed to reflect the name change of the registrant from "Boykin Lodging Trust, Inc." to "Boykin Lodging Company."


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE
        REGISTERED.

    The information required by this item is hereby incorporated by reference to the Registrant's Registration Statement on Form S-11 (Registration No. 333-06341) filed with the Securities and Exchange Commission on June 19, 1996 (the "Registration Statement").




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ITEM 2.  EXHIBITS.

         Number            Description
         ------            -----------
           4               Copies of the charter and Code of
                           Regulations, or instruments corresponding
                           thereto, and copies of any other documents
                           defining the rights of holders of the
                           securities to be registered hereunder.

                           Incorporated by reference to the
                           Registration Statement.


            5 Specimens or copies of each security to be registered hereunder.

                           Incorporated by reference to the
                           Registration Statement.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

         (Registrant)       Boykin Lodging Company
                      ----------------------------------------------------------

By /s/ Robert W. Boykin                         Date  October 23, 1996
   -----------------------------------------          --------------------
   Robert W. Boykin, Chairman,
     President and Chief Executive Officer





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                                October 23, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

                  Re:      Boykin Lodging Company
                           Registration Statement on Form 8-A
                           ----------------------------------

Ladies and Gentlemen:

                  Pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended, Boykin Lodging Company, an Ohio corporation, hereby requests that the effectiveness of its Registration Statement on Form 8-A be accelerated so as to be concurrent with the effectiveness of its Registration Statement on Form S-11 (Registration No. 333-06341) filed under the Securities Exchange Act of 1933 with the Securities and Exchange Commission on June 19, 1996.


                                          Very truly yours,

                                          /s/ Robert W. Boykin

                                          Robert W. Boykin